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                                                                   Exhibit 99(a)


                           CERTIFICATIONS PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of the Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), each of the undersigned officers of CAM Commerce Solutions, Inc. (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended September 30, 2002 as filed with the Securities and Exchange Commission (the "10-K Report") that to their knowledge:

      (1) the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Geoffrey D. Knapp
---------------------
Geoffrey D. Knapp
Chief Executive Officer
December 20, 2002


/s/ Paul Caceres
----------------
Paul Caceres
Chief Financial and Accounting Officer
December 20, 2002


This certification accompanies this 10-K Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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